Exhibit 10.1

                         THIRD AMENDMENT TO LICENSE AND
                              DEVELOPMENT AGREEMENT

     THIS THIRD AMENDMENT is entered into as of this 7th day of March, 2006 by, between and among Innovex Precision Components, Inc. ("IPC"), Innovex, Inc. ("Innovex") and Applied Kinetics, Inc. ("AKI");

                              W I T N E S S E T H :

     WHEREAS, IPC and AKI are parties to a License and Development Agreement dated October 12, 1999 (the "Original Agreement") as amended by the First Amendment to License and Development Agreement dated as of July 1, 2001 and as further amended by the Second Amendment to License and Development Agreement dated as of October 4, 2002 (collectively, the "License Agreement"); and

     WHEREAS, in connection with the settlement of various disputes between and among IPC, Innovex, AKI and various individuals, the parties to this Third Amendment and such other individuals have entered into a Settlement Agreement of even date herewith (the "Settlement Agreement"); and

     WHEREAS, one of the conditions of the Settlement Agreement is the amendment of the License Agreement as set forth hereinafter;

     NOW, THEREFORE, in consideration of the foregoing premises, and in consideration of the execution of the Settlement Agreement and other good and valuable consideration, it is hereby agreed as follows:

     1. Termination of AKI Restrictions and Exclusivity. IPC and Innovex hereby agree that all restrictions on AKI with respect to AFAMs, AFAM Technology, AFAM Improvements, FSA Product Improvements and MicroActuation Technology (including, without limitation the restrictions on AKI set forth in Section 2.3 of the Original Agreement) are hereby terminated, and AKI shall have the right from and after the date of this Third Amendment to license or otherwise make available to any third parties, AFAMs, AFAM Technology, AFAM Improvements, FSA Product Improvements and MicroActuation Technology on such terms and conditions as AKI shall deem appropriate; and all royalties, revenue and other proceeds of any such activities shall be the exclusive property of AKI. In consideration of the rebates granted to IPC in the Settlement Agreement, IPC and Innovex hereby agree that the license rights granted pursuant to Sections 4.6 and 5.1 of the License Agreement are automatically converted from exclusive rights to non-exclusive rights. For purposes of clarification, Innovex and IPC hereby acknowledge that from and after the date of this Third Amendment, all license rights granted to IPC under the License Agreement are nonexclusive; and AKI is not restricted by the License Agreement, or by any other agreement to which AKI, Innovex and/or IPC are a party, from licensing and otherwise making available to third parties AFAMs, AFAM Technology, AFAM Improvements, FSA Product Improvements and MicroActuation Technology, and retaining all royalties, revenue and other proceeds thereof.

     2. Effect of Third Amendment. Except as amended by this Third Amendment, all terms and conditions of the License Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Third Amendment as of the date first above written.


                                       INNOVEX PRECISION COMPONENTS, INC.
                                       a Minnesota corporation

                                       By
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                                       Its
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                                       INNOVEX, INC.
                                       a Minnesota corporation

                                       By
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                                       Its
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                                       APPLIED KINETICS, INC.
                                       a Minnesota corporation

                                       By
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                                       Its
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